As filed with the Securities and Exchange Commission on April 22, 2002


                                                        Registration No. 33-6486
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                             Pre-Effective Amendment
                                       No.
                         Post-Effective Amendment No. 21
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22


                                   ----------

                    Mutual of America Investment Corporation
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                                 320 Park Avenue
                            New York, New York 10022
                (Address of Principal Executive Office)(Zip Code)
                                 (212) 224-1600
               (Depositor's Telephone Number, including Area Code)

                                   ----------

                         Dolores J. Morrissey, President
                    Mutual of America Investment Corporation
                                 320 Park Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:
                             Deborah S. Becker, Esq.
                            Senior Vice President and
                            Associate General Counsel
                    Mutual of America Life Insurance Company
                                 320 Park Avenue
                            New York, New York 10022

                                   ----------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement

      It is proposed that this filing will become effective:
      (check appropriate space)


            |_|   immediately upon filing pursuant to paragraph (b)
            |X|   on May 1,  2002  pursuant  to  paragraph  (b)
            |_|   0 days after filing pursuant to paragraph (a)(1)
            |_|   on (date) pursuant to paragraph (a)(1)
            |_|   75 days after filing pursuant to paragraph (a)(2)
            |_|   on (date)  pursuant to paragraph  (a)(2) of Rule 485


================================================================================

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

                              Cross-Reference Sheet

 Items in
 Part A of
 Form N-1A   Caption in Form N-1A                       Caption or Location in Prospectus
 ---------   --------------------                       ---------------------------------
     1       Front and Back Cover Pages ..............  Front and Back Covers
     2       Risk/Return Summary: Investments,
             Risks, and Performance ..................  Summary of How Our Funds Invest
     3       Risk/Return Summary: Fee Table ..........  Not Applicable (shares only to Separate Accounts)
     4       Investment Objectives, Principal
             Investment Strategies, and
             Related Risks ...........................  Details about How Our Funds Invest and Related Risks
     5       Management's Discussion of Fund
             Performance .............................  Not Applicable (Included in Annual Report)
     6       Management, Organization, and
             Capital Structure .......................  Management of the Funds
     7       Shareholder Information .................  Information on Fund Shares
     8       Distribution Agreements .................  Not Applicable
     9       Financial Highlights Information ........  Financial Highlights


 Items in
 Part B of                                              Caption or Location in
 Form N-1A   Caption in Form N-1A                       Statement of Additional Information
 ---------   --------------------                       ---------------------------------
    10       Cover Page and Table of Contents ........  Cover
    11       Fund History ............................  Investment Company's Form of Operations
    12       Description of the Fund and Its
             Investments and Risks ...................  Investment Strategies and Related Risks; Fundamental Investment
                                                        Restrictions; Non-Fundamental Investment Policies; Description
                                                        of Corporate Bond Ratings; Use of Standard & Poor's Indices
    13       Management of the Fund ..................  Management of the Investment Company
    14       Control Persons and Principal Holders
             of Securities ...........................  Investment Company's Form of Operations
    15       Investment Advisory and Other
             Services ................................  Investment Advisory Arrangements; Independent Auditors;
                                                        Legal Matters; Custodian
    16       Brokerage Allocation and Other
             Practices ...............................  Portfolio Transactions and Brokerage
    17       Capital Stock and Other Securities ......  Investment Company's Form of Operations
    18       Purchase, Redemption, and Pricing
             of Shares ...............................  Purchase, Redemption and Pricing of Shares
    19       Taxation of the Fund ....................  Taxation of the Investment Company
    20       Underwriters ............................  Distribution Arrangements
    21       Calculation of Performance Data .........  Yield and Performance Information
    22       Financial Statements ....................  Not Applicable (Included in Annual Report)


 Items in
 Part C of
 Form N-1A   Caption in Form N-1A and in Part C of Registration Statement
 ---------   ------------------------------------------------------------
    23       Exhibits
    24       Persons Controlled by or Under Common Control with the Fund
    25       Indemnification
    26       Business and Other Connections of the Investment Adviser
    27       Principal Underwriters
    28       Location of Accounts and Records
    29       Management Services
    30       Undertakings

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022
--------------------------------------------------------------------------------

Mutual of America Investment Corporation is a mutual fund. It currently has these nine Funds:

      o  Equity Index Fund

      o  All America Fund

      o  Mid-Cap Equity Index Fund

      o  Aggressive Equity Fund

      o  Composite Fund

      o  Bond Fund

      o  Mid-Term Bond Fund

      o  Short-Term Bond Fund

      o  Money Market Fund

The Funds serve as investment vehicles for account balances under variable accumulation annuity contracts and variable life insurance policies issued by Mutual of America Life Insurance Company and The American Life Insurance Company of New York (the Insurance Companies). Separate Accounts of the Insurance Companies purchase Fund shares.

This Prospectus has information a contractholder or policyowner should know before allocating account balance to the Separate Account Funds that invest in shares of the Funds. You should read this Prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


Prospectus dated May 1, 2002

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                      Page
                                                                      ----
Summary of How Our Funds Invest ................................        1
   Equity Index Fund ...........................................        1
   All America Fund ............................................        1
   Mid-Cap Equity Index Fund ...................................        2
   Aggressive Equity Fund ......................................        2
   Composite Fund ..............................................        2
   Bond Fund ...................................................        3
   Mid-Term Bond Fund ..........................................        3
   Short-Term Bond Fund ........................................        3
   Money Market Fund ...........................................        4
   Annual Total Returns ........................................        4
   Average Annual Total Returns ................................        8

Management of the Funds ........................................        9
   The Adviser .................................................        9
   Subadviser for a Portion of the All America Fund ............        9
   Portfolio Managers ..........................................       10

Details about How Our Funds Invest and Related Risks ...........       11
   Investment Objectives and Strategies ........................       11
     Equity Index Fund .........................................       11
     All America Fund. .........................................       11
     Mid-Cap Equity Index Fund .................................       13
     Aggressive Equity Fund ....................................       13
     Composite Fund ............................................       14
     Bond Fund .................................................       14
     Mid-Term Bond Fund ........................................       15
     Short-Term Bond Fund ......................................       16
     Money Market Fund .........................................       16
   Risks of Investing in Stock Funds ...........................       17
   Risks of Investing in Bond Funds ............................       17
   Specific Investments or Strategies, and Related Risks .......       18

Information About Fund Shares ..................................       20
   Pricing of Funds' Shares ....................................       20
   Purchase of Shares ..........................................       20
   Redemption of Shares ........................................       20
   Dividends, Capital Gains Distributions and Taxes ............       20

Financial Highlights ...........................................       21

You May Obtain More Information ................................   Back cover

--------------------------------------------------------------------------------
SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Investment Corporation (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the return of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500<168> Index). The Fund invests primarily in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

   o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations.

   o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

An investment in the Equity Index Fund is subject to market risk and financial risk, as defined below.

All America Fund
--------------------------------------------------------------------------------

The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

   o Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.


   o Approximately 40% of the Fund's assets are invested by the Adviser and a Subadviser, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests approximately 10% of the
      Fund's assets primarily in small capitalization value stocks, approximately 10% primarily in large capitalization value stocks and approximately 10% primarily in small capitalization growth stocks; and the Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks. Value stocks are stocks considered to be undervalued in the marketplace. Growth stocks are stocks considered to possess above average growth potential.


An investment in the All America Fund is subject to market and financial risk, as defined below. Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

--------------------------------------------------------------------------------

      Risks Defined for Investing in Equity Securities

      -- Market Risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations. Market capitalization refers to the aggregate market value of the equity securities (stock) that a company has issued.

      -- Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400 Index.

The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

   o Stocks included in the S&P MidCap 400 Index are issued by companies with mid-sized market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

   o The average weighted market capitalization of companies in the Index is around $3 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

An investment in the Mid-Cap Equity Index Fund is subject to market and financial risk (as defined on page 1).

Aggressive Equity Fund
--------------------------------------------------------------------------------

The Fund seeks capital appreciation. It invests primarily in growth and value common stocks. Many of the stocks purchased are issued by companies that have small market capitalizations and are traded over-the-counter.

The Fund uses two different investment styles to seek its investment objective:

   o The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

   o The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

An investment in the Aggressive Equity Fund is subject to market and financial risk (as defined on page 1). The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in small capitalization growth and value equity securities that often trade over-the-counter.

Composite Fund
--------------------------------------------------------------------------------

The Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The portion of the Fund's assets invested in each category of securities will vary, based on the Adviser's view of current economic and market conditions.

   o The current investment strategy for the equity portion on the Fund is to invest in approximately 25 stocks in the S&P 500 Index that are the largest in the Index by market capitalization, and in approximately 50-75 additional stocks that also are included in the S&P 500 Index, as selected by the Adviser.

   o The current investment strategy for the fixed income portion of the Fund is to invest primarily in investment grade debt securities issued by U.S. corporations or by the U.S. Government or its agencies, including mortgage-backed securities.

An investment in the Composite Fund has market risk. By investing in equity securities and debt securities, the Fund tries to reduce the market risk that would exist for an investment in either a stock fund or a bond fund. An investment in the Composite Fund has moderate financial risk, based on the Fund's purchase of equity securities included in the S&P 500 Index and its purchase of investment grade debt securities. Refer to "Risks Defined for Investing in Equity Securities" on page 1 and "Risks of Investing in any of the Bond Funds" on page 3.

Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions. The Fund invests primarily in publicly-traded, investment grade debt securities.

   o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

   o The Fund generally will invest a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency securities, zero coupon securities or securities rated BBB.

   o The Adviser evaluates individual securities and selects securities based on interest income to be generated and does not time purchases and sales based on interest rate predictions. You should refer to "Risks of Investing in any of the Bond Funds" below.

Mid-Term Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity of three to seven years. The Fund invests primarily in publicly-traded, investment grade debt securities.

   o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

   o The Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, zero coupon securities or securities rated BBB.

   o The Adviser generally selects securities based on interest income to be generated and does not time purchases and sales based on interest rate predictions.

You should refer to "Risks of Investing in any of the Bond Funds" below.

Short-Term Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity of one to three years. The Fund invests primarily in publicly-traded, investment grade debt securities.

   o The Fund invests in corporate, U.S. Government securities, U.S. Government agency securities and money market instruments, such as bonds, notes, zero coupon securities, mortgage-backed securities and commercial paper.

   o The Fund may have a significant portion of its assets invested in a particular debt security, such as U.S. Government or agency securities, which also may be mortgage-backed securities.

   o The Adviser selects securities based on income to be generated and does not time purchases and sales based on interest rate predictions.

You should refer to "Risks of Investing in any of the Bond Funds" below.

Risks of Investing in any of the Bond Funds

An investment in any of the Bond Funds is subject to market risk, which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities, with the amount of the decline greater for securities with longer terms to maturity. For this reason, the Bond Fund has more market risk than the Mid-Term Bond Fund, and the Mid-Term Bond Fund has more market risk than the Short-Term Bond Fund. Lower rated investment grade debt securities, which the Bond Fund and the Mid-Term Bond Fund purchase, may be subject to a greater market risk than higher rated debt securities, and below investment grade securities (rate below BBB) are subject to greater market risk than investment grade debt securities. Zero coupon securities, which the Bond Fund and Mid-Term Bond Fund also may purchase, may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates, which all of the Funds may purchase and in which the Short-Term Bond Fund from time to time invests a significant portion of its assets, are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in any of the Bond Funds also involves credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.

Money Market Fund
--------------------------------------------------------------------------------

The Fund seeks  current  income and  preservation  of  principal by investing in
money  market   instruments  that  meet  certain   requirements  for  liquidity,
investment quality and stability of capital.

   o  The average  maturity of the instruments the Fund holds will be short-term
      - 90 days or less.

   o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

   o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on an annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

   o The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid.

   o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or any other government agency.

An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

Annual Total Returns
--------------------------------------------------------------------------------


The bar charts below show the annual return of each Fund for the past ten years, or for the years the Fund has been in operation if less than ten years. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.


Below each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the best quarter return, and the Fund's lowest total return for any calendar quarter during the period covered, called the worst quarter return. These returns are an indication of the volatility of a Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

Equity Index Fund:

       [The following table represents a bar graph in the printed report.]

     1994    1995     1996      1997      1998      1999      2000      2001
     ----    ----     ----      ----      ----      ----      ----      ----
     1.5%    36.6%    22.7%     33.1%     28.6%     20.6%     -9.0%    -12.2%


Best quarter return: 21.4% during fourth quarter 1998
Worst quarter return: (14.7%) during third quarter 2001



All America Fund:

       [The following table represents a bar graph in the printed report.]

 1992    1993    1994   1995    1996    1997    1998     1999    2000     2001
 ----    ----    ----   ----    ----    ----    ----     ----    ----     ----
 3.2%    12.0%   1.3%   36.6%   20.7%   26.8%   21.3%    25.8%   -5.0%   -17.4%


Best quarter return: 22.1% fourth quarter 1998
Worst quarter return: (17.3%) during third quarter 2001


Mid-Cap Equity Index Fund:

       [The following table represents a bar graph in the printed report.]

                             1999      2000      2001
                             ----      ----      ----
                             11.8%     16.7%     -1.1%

         The Mid-Cap Equity Index Fund began operations on May 3, 1999.


Best quarter return: 17.9% during fourth quarter 2001
Worst quarter return: (16.7%) during third quarter 2001

Aggressive Equity Fund:

       [The following table represents a bar graph in the printed report.]

         1995     1996      1997      1998      1999      2000      2001
         ----     ----      ----      ----      ----      ----      ----
         38.2%    27.1%     21.2%     -5.1%     43.3%     -1.2%    -10.6%


Best quarter return: 27.2% during fourth quarter 1999
Worst quarter return: (26.2%) during third quarter 1998


Composite Fund:

       [The following table represents a bar graph in the printed report.]

 1992    1993    1994   1995    1996    1997    1998     1999    2000     2001
 ----    ----    ----   ----    ----    ----    ----     ----    ----     ----
 5.9%    16.9%   3.0%   21.9%   11.9%   17.7%   14.5%    15.2%   -0.5%   -11.0%


Best quarter return: 12.9% during fourth quarter 1999
Worst quarter return: (9.1%) during third quarter 1994


Bond Fund:

       [The following table represents a bar graph in the printed report.]

 1992    1993    1994   1995    1996    1997    1998     1999    2000     2001
 ----    ----    ----   ----    ----    ----    ----     ----    ----     ----
 8.6%    13.1%  -3.2%   19.4%   3.5%    10.4%   7.2%     -1.9%   8.9%     8.7%


Best quarter return: 7.0% during fourth quarter 1995
Worst quarter return: (2.9%) during third quarter 1994

Mid-Term Bond Fund:

       [The following table represents a bar graph in the printed report.]

     1994    1995     1996      1997      1998      1999      2000      2001
     ----    ----     ----      ----      ----      ----      ----      ----
    -3.7%    16.3%    3.9%      7.3%      6.4%      1.4%      4.8%      10.4%


Best quarter return: 6.1% during second quarter 1995
Worst quarter return: (3.0%) during first quarter 1994


Short-Term Bond Fund:

       [The following table represents a bar graph in the printed report.]

     1994    1995     1996      1997      1998      1999      2000      2001
     ----    ----     ----      ----      ----      ----      ----      ----
     1.4%    7.7%     4.9%      6.0%      5.7%      4.2%      7.8%      7.4%


Best quarter return: 2.7% during third quarter 2001
Worst quarter return: (0.3%) during third quarter 1994


Money Market Fund:

       [The following table represents a bar graph in the printed report.]

 1992    1993    1994   1995    1996    1997    1998     1999    2000     2001
 ----    ----    ----   ----    ----    ----    ----     ----    ----     ----
 3.3%    2.9%    4.1%   5.8%    5.3%    5.5%    5.4%     5.2%    6.2%     3.9%


Best quarter return: 1.8% during third quarter 2000
Worst quarter return: 0.7% during third quarter 1993

Average Annual Total Returns (for periods ended December 31, 2001)
--------------------------------------------------------------------------------


The table below shows the average annual total returns of each Fund for the past one, five and ten years, if the Fund was operating for those periods, and the return for the period of the Fund's operations.

The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.

The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.


                                                                  Past         Past         Past       For Life
                 Fund/Comparative Index(es)                     One Year    Five Years    Ten Years    of Fund*
-----------------------------------------------------------------------------------------------------------------
Equity-Index Fund                                               (12.2)%       10.5%          N/A         13.1%
  S&P 500 Index                                                 (11.9)%       10.7%                      13.4%
-----------------------------------------------------------------------------------------------------------------
All America Fund**                                              (17.4)%        8.7%         11.4%        13.5%
  S&P 500 Index(1)                                              (11.9)%       10.7%         12.9%        15.0%
-----------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Index Fund                                        (1.1)%        N/A           N/A         10.0%
  S&P MidCap 400 Index(2)                                        (0.6)%                                  10.5%
-----------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund                                            (10.6)%      7.7%          N/A         13.9%
  Russell 2000 Index(3)                                           2.5%         7.5%                      10.3%
-----------------------------------------------------------------------------------------------------------------
Composite Fund                                                  (11.0)%        6.6%          8.5%        10.4%
  S&P 500 Index                                                 (11.9)%       10.7%         12.9%        15.0%
  Lehman Brothers Gov't./Corp. Bond Index(4)                      8.5%         7.4%          7.3%         9.2%
  90-day Treasury Bill Rate                                       4.1%         5.0%          4.7%         5.6%
-----------------------------------------------------------------------------------------------------------------
Bond Fund                                                         8.7%         6.6%          7.3%         8.3%
  Lehman Brothers Gov't./Corp. Bond Index                         8.5%         7.4%          7.3%         9.2%
-----------------------------------------------------------------------------------------------------------------
Mid-Term Bond Fund                                               10.4%         6.0%          N/A          6.0%
  Salomon Brothers Gov't./Corp. 3-7 Year Bond Index(5)            9.5%         7.4%                       6.9%
-----------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                              7.4%         6.2%          N/A          5.6%
  Salomon Brothers Gov't./Corp. 1-3 Year Bond Index(5)            8.8%         6.8%                       6.1%
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                                                 3.9%         5.3%          4.8%         5.6%
  90-day Treasury Bill Rate                                       4.1%         5.0%          4.7%         5.6%
  7-day current yield for period ended 12/26/01 was 1.7%
  7-day effective yield (reflecting the compounding of
    interest) for period ended 12/26/01 was 1.7%
-----------------------------------------------------------------------------------------------------------------


N/A = Not applicable

* The Funds commenced operations on the following dates: All America, Composite, Bond and Money Market Funds - January 1, 1985; Equity Index, Mid-Term Bond and Short-Term Bond Funds - February 5, 1993; Aggressive Equity Fund - May 2, 1994; and Mid-Cap Equity Index Fund - May 3, 1999.


** Prior to May 2, 1994, the All America Fund was known as the Stock Fund, had a different investment objective and did not have a subadviser.


(1) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500.

(2) The S&P MidCap 400(R) is the Standard & Poor's MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.

(3) The Russell 2000(R) is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000.

(4) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

(5) The Salomon Brothers Government/Corporate Bond Index, for 1-3 years and for 3-7 years, is a market capitalization-weighted index of Treasury, Agency, mortgage and corporate bonds in the Salomon Brothers Broad Investment-Grade Bond Index with the same maturities.

--------------------------------------------------------------------------------
 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $8 billion at December 31, 2001, including $2.3 billion for the Investment Company. As Adviser, Capital Management:


   o  places orders for the purchase and sale of securities,

   o  engages in securities research,

   o makes recommendations to and reports to the Investment Company's Board of Directors, supplies administrative, accounting and recordkeeping services for the Funds, and

   o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which were applicable during 2001, are:

   o  All America,  Composite,  Bond, Mid-Term Bond and Short-Term Bond Funds --
      .50%

   o  Aggressive Equity Fund -- .85%

   o  Equity Index and Mid-Cap Equity Index Funds -- .125%

   o  Money Market Fund -- .25%

The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser may discontinue this expense limitation at any time.


Subadviser for a Portion of the All America Fund
--------------------------------------------------------------------------------

The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to a Subadviser. The Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadviser for its advisory services to the All America Fund.

   o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 2001, Oak Associates had assets under management of approximately $15.1 billion.

Portfolio Managers
--------------------------------------------------------------------------------

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Indexed Assets of the All America Fund or the Mid-Cap Equity Index Fund, because the investment objective for each is to replicate the performance of an index.

All America Fund
----------------

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998 from his position as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.


James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton and Margaret Ballinger, trading, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.


Aggressive Equity Fund
----------------------

Thomas P. Larsen, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management.

Composite Fund
--------------

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the equity portion of the Fund. Mr. Larsen, who joined the Adviser in June 1998 and whose most recent prior position was as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

Andrew L. Heiskell, Executive Vice President of the Adviser, is responsible for managing the fixed income portion of the Fund. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

Bond Fund, Mid-Term Bond Fund and Short-Term Bond Fund
------------------------------------------------------

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Mid-Term and Short-Term Bond Funds since their inception in 1993. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives and Strategies
--------------------------------------------------------------------------------

Equity Index Fund:      The investment  objective of the Equity Index Fund is to
                        provide   investment  results  that  correspond  to  the
                        performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:

   o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.

      o Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

      o The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

      o The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

   o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.

All America Fund:       The  investment  objective of the All America Fund is to
                        outperform   the  S&P  500  Index  by   investing  in  a
                        diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and a Subadviser actively manage this portion of the All America Fund, which is called the Active Assets.

--------------------------------------------------------------------------------
      Standard & Poor's (S&P) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's(R)", "S&P(R)", the "S&P 500 Index(R)" and the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values. The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets.


If the Adviser or Subadviser actively trade Fund securities, the Fund will incur higher transaction costs, which may reduce Fund performance.


Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.


   o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

   o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.


Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:


   o  below market debt levels,

   o  earnings growth of 10% or more,

   o  current yield greater than the average of the S&P 500, and

   o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.


Adviser--Small Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation, issued by companies with small market capitalizations.


   o The securities of these companies often are traded in the over-the-counter market.


   o  The  securities  at the  time  of  purchase  usually  will be  issured  by
      companies   that  have   market   capitalizations   not  larger  than  the
      capitalization of the largest company in the Russell 2000 Index.


The Adviser at times actively trades the securities in its portion of the Active Assets of the All America Fund, depending on market conditions.

The Adviser uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities through in-house analysts before making an investment.

Oak  Associates,   Ltd.--Mid-  and  Large  Capitalization   Growth  Stocks.  The
Subadviser invests in mid- and large capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:


   o  monitor 200 stocks,

   o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

   o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

Mid-Cap Equity Index Fund:      The  investment  objective of the Mid-Cap Equity
                                Index Fund is to provide investment results that correspond to the performance of the S&P MidCap
                                400 Index.

The Fund seeks to achieve its objective primarily by:

   o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.

      o Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

      o The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400 Index.

      o The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P MidCap 400 Index.

   o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.

Aggressive Equity Fund: The investment  objective of the Aggressive  Equity Fund is capital appreciation.

The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.

   o Growth stocks are stocks that the Adviser considers to have above-average growth potential, based on earnings, sales or prospective economic or political changes.

   o Value stocks are stocks that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund (see definition below). The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.

Composite Fund:   The  investment  objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of common stocks, debt securities and money market instruments.

The Adviser varies the portion of the Fund's assets invested in each category of securities, based on economic conditions, the general level of common stock prices, interest rates and other relevant considerations.

   o The Fund invests in publicly-traded common stocks for long-term growth of capital and, to a lesser extent, income from dividends.

   o It invests in publicly-traded, investment grade debt securities and money market instruments for current income.


   o At December 31, 2001, the Fund's net assets were 57% invested in equity securities, 42% invested in fixed-income securities and 1% invested in money market instruments.


For defensive purposes, the Fund may invest up to 75% of its assets in common stock and other equity-type securities, or up to 75% of its assets in debt securities with a remaining maturity of more than one year, or 100% of its assets in money market instruments.

The Fund's current strategy for its equity investments is to invest in approximately 75 to 100 stocks, all of which are included in the S&P 500 Index.

   o The Fund selects approximately 25 stocks of companies with the largest market capitalizations and invests in these stocks in a range by market weight of 50%-150% of the S&P 500 Index market weight for these stocks.

   o The Adviser selects approximately 50 to 75 additional stocks, based on its stock selection analysis. The Fund invests in these stocks in a range by economic sector weighting of 65% to 135% of the economic sector weightings of the S&P 500 Index.

The Fund's current strategy for its fixed income investments is to invest primarily in investment grade debt securities of U.S. corporations, the U.S. Government and U.S. Government agencies. The Adviser manages this portion of the Composite Fund in substantially the same way as it manages the Bond Fund, described below.

Bond Fund:  The primary  investment  objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years. The average maturity for the Bond Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

--------------------------------------------------------------------------------

   Definition We Use

   -- Bottom-up investing means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or by the U.S. Government or its agencies.

   o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

   o The percentage of the Fund's portfolio invested in corporate securities and the percentage invested in U.S. Government and agency securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.


   o At December 31, 2001, the Bond Fund's net assets were invested approximately 27% in U.S. Government agency securities, 6% in U.S. Government securities and 67% in corporate debt securities. At that date, the Fund had approximately 38% of its net assets in obligations rated AAA, 44% of its net assets in corporate obligations rated BBB and 11% of its net assets in corporate obligations rated below investment grade, and 9% of its net assets were invested in zero coupon securities.


The Fund's non-investment grade holdings at year end were due to ratings downgrades subsequent to purchase by the Fund. The Fund does not purchase securities that are rated below investment grade but may hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund (see definition on page 14). The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund does not generally purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Mid-Term Bond Fund:     The  primary  investment  objective  of the  Fund  is to
                        provide as high a level of current  income  over time as
                        is believed to be  consistent  with  prudent  investment
                        risk.   A  secondary   objective  is   preservation   of
                        shareholders' capital. The average maturity of the Fund's securities holdings will be between three and seven years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by United States corporations or issued by the U.S. Government or its agencies.

   o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

   o The percentage of the Fund's portfolio invested in corporate securities and the percentage invested in U.S. Government and agency securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.


   o At December 31, 2001, the Mid-Term Bond Fund's net assets were invested approximately 13% in U.S. Government agency securities, 56% in U.S. Government securities and 28% in corporate debt securities. At that date, the Fund had approximately 74% of its net assets in obligations rated AAA, 17% in corporate obligations rated BBB and 4% in obligations rated below investment grade (due to ratings downgrades subsequent to purchase by the Fund).


The Adviser uses a "bottom-up" approach in selecting securities for the Mid-Term Bond Fund. Its approach generally is to purchase securities for income. In selecting an individual security, the Adviser reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security in the Fund's portfolio that the Adviser considers to have become overvalued relative to alternative investments.

Short-Term Bond Fund:   The  primary  investment  objective  of the  Fund  is to
                        provide as high a level of current  income  over time as
                        is believed to be  consistent  with  prudent  investment
                        risk.   A  secondary   objective  is   preservation   of
                        shareholders' capital. The average maturity of the Fund's securities holdings will be between one and three years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by United States corporations or by the U.S. Government or its agencies and in money market instruments of the type that the Money Market Fund purchases.

   o At times, the Fund may invest a significant portion of its assets in mortgage-backed securities.


   o At December 31, 2001, the Short-Term Bond Fund had invested approximately 13% of its net assets in U.S. Government securities and 77% of its net assets in mortgage-backed securities.


Most of the mortgage-backed securities the Fund purchases are considered to be U.S. Government agency securities, with issuers such as Ginnie Mae and Fannie Mae. U.S. Government and agency securities have little financial risk, but mortgage-backed securities do have market risk and the prepayment risks specific to mortgage-backed securities. When interest rates change, mortgage-backed securities may prepay at a faster or slower rate than originally anticipated, which may negatively affect their yield and price.

Money Market Fund:  The  investment  objective  of the Fund is to  realize  high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.


   o The Fund invests only in money market instruments and other short-term debt securities including commercial paper issued by U.S. corporations and Treasury securities issued by the U.S. Government. At December 31, 2001, the Fund was 100% invested in commercial paper.


   o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

   o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

   o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. The Fund does not declare dividends daily, and income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. At least yearly the Fund distributes investment income to its shareholders, and the Fund's net asset value per share declines as a result of the distribution.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in Stock Funds
--------------------------------------------------------------------------------

When you invest in a stock fund, and for the equity portion of a composite fund, you should consider that:

   o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

   o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

   o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

   o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

   o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

   o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

Risks of Investing in Bond Funds
--------------------------------------------------------------------------------

When you invest in a bond fund, and for the debt securities portion of a composite fund, you should consider that:

   o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

   o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

   o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

   o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

   o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity of the security. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity of the security.

   o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

   o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

   o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

   o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts

Investment Strategies. All of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

   o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

   o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include:

   o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

   o A Fund purchasing an option may lose the entire amount of the premium plus transaction costs.

   o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option.

Zero Coupon Securities and Discount Notes

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund and the Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

Risks from Zero Coupon Securities and Discount Notes. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

American Depository Receipts ("ADRs")

ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund and Aggressive Equity Fund intend to invest a small percentage of their total assets in ADRs.

ADRs are subject to many of the same risks as foreign securities, such as possible:

   o  unavailability of financial information,

   o  changes in currency or exchange rates, and

   o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.

Mortgage-Backed Securities

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), and participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

   o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security.

   o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security.

   o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Fannie Mae and Freddie Mac mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------

The purchase or redemption price of a Fund share is equal to its net asset value that we calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day).

In determining a Fund's net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.

Purchase of Shares
--------------------------------------------------------------------------------

The Investment Company offers shares in the Funds, without sales charge, only to the Insurance Companies for allocation to their Separate Accounts. Acceptance by an Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding Fund of the Investment Company.

Redemption of Shares
--------------------------------------------------------------------------------

The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by an Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding Fund of the Investment Company.

Dividends, Capital Gains Distributions and Taxes
--------------------------------------------------------------------------------

For each Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund's net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund.

The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

The Insurance Companies, through the Separate Accounts, are the shareholders of the Investment Company's Funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company's shares.

A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years, or for the period of a Fund's operations if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.

Equity Index Fund
--------------------------------------------------------------------------------


                                                                  Year Ended December 31,
                                                    -------------------------------------------------
                                                     2001       2000       1999      1998       1997
                                                    ------     ------     -----     ------     ------
Net Asset Value, Beginning of Year ..............   $ 2.37     $ 2.88     $2.45     $ 2.08     $ 1.59
                                                    ------     ------     -----     ------     ------
Income From Investment Operations:
  Net Investment Income .........................      .03        .06       .03        .03        .03
  Net Gains or Losses on Securities (realized and
    unrealized) .................................     (.31)      (.32)      .48        .54        .50
                                                    ------     ------     -----     ------     ------
    Total From Investment Operations ............     (.28)      (.26)      .51        .57        .53
                                                    ------     ------     -----     ------     ------
Less Dividend Distributions
  From net investment income ....................     (.03)      (.03)     (.03)      (.03)      (.03)
  From capital gains ............................     (.04)      (.22)     (.05)      (.17)      (.01)
                                                    ------     ------     -----     ------     ------
    Total Distributions .........................     (.07)      (.25)     (.08)      (.20)      (.04)
                                                    ------     ------     -----     ------     ------
Net Asset Value, End of Year ....................   $ 2.02     $ 2.37     $2.88     $ 2.45     $ 2.08
                                                    ======     ======     =====     ======     ======
Total Return ....................................    (12.2)%     (9.0)%    20.6%      28.6%      33.1%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ............   $  464     $  499     $ 583     $  411     $  237
Ratio of Expenses to Average Net Assets .........      .13%       .13%      .13%       .13%       .13%
Ratio of Net Investment Income to
  Average Net Assets ............................     1.24%      1.09%     1.34%      1.57%      1.86%
Portfolio Turnover Rate(a) ......................    10.06%     10.78%     6.89%     11.68%     14.17%


----------
(a) Portfolio turnover rate excludes all short-term securities.

All America Fund
--------------------------------------------------------------------------------


                                                          Year Ended December 31,
                                            --------------------------------------------------
                                             2001       2000       1999       1998       1997
                                             ----       ----       ----       ----       ----
Net Asset Value, Beginning of Year ......   $ 2.54     $ 3.37     $ 2.90     $ 2.71     $ 2.44
                                            ------     ------     ------     ------     ------
Income From Investment Operations:
  Net Investment Income .................      .02        .03        .02        .03        .03
  Net Gains or Losses on Securities
    (realized and unrealized) ...........     (.46)      (.19)       .72        .54        .62
                                            ------     ------     ------     ------     ------
    Total From Investment Operations ....     (.44)      (.16)       .74        .57        .65
                                            ------     ------     ------     ------     ------
Less Dividend Distributions:
  From net investment income ............     (.01)      (.02)      (.03)      (.03)      (.03)
  From capital gains ....................       --       (.65)      (.24)      (.35)      (.35)
                                            ------     ------     ------     ------     ------
    Total Distributions .................     (.01)      (.67)      (.27)      (.38)      (.38)
                                            ------     ------     ------     ------     ------
Net Asset Value, End of Year ............   $ 2.09     $ 2.54     $ 3.37     $ 2.90     $ 2.71
                                            ======     ======     ======     ======     ======
Total Return ............................    (17.4)%     (5.0)%     25.8%      21.3%      26.8%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $  604     $  771     $  886     $  732     $  700
Ratio of Expenses to Average Net Assets .      .50%       .50%       .50%       .50%       .50%
Ratio of Net Investment Income
  to Average Net Assets .................      .70%       .64%       .73%       .84%       .98%
Portfolio Turnover Rate(a) ..............    75.93%     90.00%     30.03%     40.47%     28.64%


Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------
                                               Period Ended December 31,
                                              ---------------------------
                                               2001       2000      1999*
                                               ----       ----      -----


Net Asset Value, Beginning of Period ......   $ 1.21     $ 1.11    $ 1.00
                                              ------     ------    ------
Income From Investment Operations:
  Net Investment Income ...................      .01        .02       .01
  Net Gains or Losses on Securities
    (realized and unrealized) .............     (.03)       .17       .11
                                              ------     ------    ------
    Total From Investment Operations ......     (.02)       .19       .12
                                              ------     ------    ------
Less Dividend Distributions
  From net investment income ..............     (.01)      (.01)     (.01)
  From capital gains ......................     (.02)      (.08)       --
                                              ------     ------    ------
    Total Distributions ...................     (.03)      (.09)     (.01)
                                              ------     ------    ------
Net Asset Value, End of Year ..............   $ 1.16     $ 1.21    $ 1.11
                                              ======     ======    ======
Total Return ..............................     (1.1)%     16.7%     11.8%**

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ......   $  112     $   95    $   34
Ratio of Expenses to Average Net Assets ...      .13%       .13%      .13%***
Ratio of Net Investment Income
  to Average Net Assets ...................     1.13%      1.65%     1.70%***
Portfolio Turnover Rate(a) ................    34.78%     50.10%    31.67%


----------

*  The  Fund  commenced  operations  on May 3,  1999.

** Total Return is not annualized.

*** Annualized.

(a) Portfolio turnover rate excludes all short-term securities.

Aggressive Equity Fund
--------------------------------------------------------------------------------


                                                             Year Ended December 31,
                                            -------------------------------------------------------
                                              2001       2000        1999        1998        1997
                                              ----       ----        ----        ----        ----
Net Asset Value, Beginning of Year ......   $  1.76     $  2.16     $  1.51     $  1.61     $  1.47
                                            -------     -------     -------     -------     -------
Income From Investment Operations:
  Net Investment Income .................        --         .01          --          --         .01
  Net Gains or Losses on Securities
    (realized and unrealized) ...........      (.19)       (.04)        .65        (.09)        .31
                                            -------     -------     -------     -------     -------
    Total From Investment Operations ....      (.19)       (.03)        .65        (.09)        .32
                                            -------     -------     -------     -------     -------
Less Dividend Distributions:
  From net investment income ............      (.01)       (.01)         --          --        (.01)
  From capital gains ....................        --        (.36)         --        (.01)       (.17)
                                            -------     -------     -------     -------     -------
    Total Distributions .................      (.01)       (.37)         --        (.01)       (.18)
                                            -------     -------     -------     -------     -------
Net Asset Value, End of Year ............   $  1.56     $  1.76     $  2.16     $  1.51     $  1.61
                                            =======     =======     =======     =======     =======
Total Return ............................     (10.6)%      (1.2)%      43.3%       (5.1)%      21.2%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $   295     $   309     $   278     $   205     $   287
Ratio of Expenses to Average Net Assets .       .85%        .85%        .85%        .85%        .85%
Ratio of Net Investment Income
  to Average Net Assets .................       .18%        .61%        .01%        .18%        .33%
Portfolio Turnover Rate(a) ..............    221.49%     162.44%     134.62%     144.05%      80.94%


Composite Fund
--------------------------------------------------------------------------------


                                                             Year Ended December 31,
                                            -------------------------------------------------------
                                              2001       2000        1999        1998        1997
                                              ----       ----        ----        ----        ----
Net Asset Value, Beginning of Year ......   $  1.60     $  1.91     $  1.78     $  1.62     $  1.77
                                            -------     -------     -------     -------     -------
Income From Investment Operations:
Net Investment Income ...................       .06         .10         .06         .07         .07
Net Gains or Losses on Securities
    (realized and unrealized) ...........      (.23)       (.11)        .21         .17         .24
                                            -------     -------     -------     -------     -------
    Total From Investment Operations ....      (.17)       (.01)        .27         .24         .31
                                            -------     -------     -------     -------     -------
Less Dividend Distributions:
  From net investment income ............      (.04)       (.07)       (.06)       (.07)       (.07)
  From capital gains ....................      (.02)       (.23)       (.08)       (.01)       (.39)
                                            -------     -------     -------     -------     -------
    Total Distributions .................      (.06)       (.30)       (.14)       (.08)       (.46)
                                            -------     -------     -------     -------     -------
Net Asset Value, End of Year ............   $  1.37     $  1.60     $  1.91     $  1.78     $  1.62
                                            =======     =======     =======     =======     =======
Total Return ............................     (11.0)%       (.5)%      15.2%       14.5%       17.7%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $   272     $   341     $   364     $   336     $   305
Ratio of Expenses to Average Net Assets .       .50%        .50%        .50%        .50%        .50%
Ratio of Net Investment Income
  to Average Net Assets .................      3.64%       3.36%       3.23%       3.68%       3.57%
Portfolio Turnover Rate(a) ..............    248.42%     161.01%      99.41%      73.85%     104.04%


----------
(a) Portfolio turnover rate excludes all short-term securities.

Bond Fund
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                            --------------------------------------------------
                                             2001      2000       1999       1998       1997
                                             ----      ----       ----       ----       ----
Net Asset Value, Beginning of Year ......   $1.31     $ 1.30     $ 1.42     $ 1.43     $ 1.38
                                            -----     ------     ------     ------     ------
Income From Investment Operations:
  Net Investment Income .................     .13        .15        .10        .10        .09
  Net Gains or Losses on Securities
    (realized and unrealized) ...........    (.01)      (.04)      (.12)        --        .06
                                            -----     ------     ------     ------     ------
    Total From Investment Operations ....     .12        .11       (.02)       .10        .15
                                            -----     ------     ------     ------     ------
Less Dividend Distributions:
  From net investment income ............    (.13)      (.10)      (.10)      (.10)      (.09)
  From capital gains ....................      --         --         --       (.01)      (.01)
                                            -----     ------     ------     ------     ------
    Total Distributions .................    (.13)      (.10)      (.10)      (.11)      (.10)
                                            -----     ------     ------     ------     ------
Net Asset Value, End of Year ............   $1.30     $ 1.31     $ 1.30     $ 1.42     $ 1.43
                                            =====     ======     ======     ======     ======
Total Return ............................     8.7%       8.9%      (1.9)%      7.2%      10.4%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $ 404     $  513     $  466     $  465     $  414
Ratio of Expenses to Average Net Assets .     .50%       .50%       .50%       .50%       .50%
Ratio of Net Investment Income
  to Average Net Assets .................    7.19%      7.40%      7.11%      6.73%      6.69%
Portfolio Turnover Rate(a) ..............    9.25%     18.42%     29.32%     21.60%     57.71%


Mid-Term Bond Fund
--------------------------------------------------------------------------------


                                                          Year Ended December 31,
                                            --------------------------------------------------
                                             2001      2000       1999       1998       1997
                                             ----      ----       ----       ----       ----
Net Asset Value, Beginning of Year ......   $ .85     $  .87     $  .91     $  .90     $  .90
                                            -----     ------     ------     ------     ------
Income From Investment Operations:
  Net Investment Income .................     .03        .08        .05        .05        .05
  Net Gains or Losses on Securities
    (realized and unrealized) ...........     .06       (.05)      (.04)       .01        .01
                                            -----     ------     ------     ------     ------
    Total From Investment Operations ....     .09        .03        .01        .06        .06
                                            -----     ------     ------     ------     ------
Less Dividend Distributions:
  From net investment income ............    (.03)      (.05)      (.05)      (.05)      (.06)
  From capital gains ....................      --         --         --         --         --
                                            -----     ------     ------     ------     ------
    Total Distributions .................    (.03)      (.05)      (.05)      (.05)      (.06)
                                            -----     ------     ------     ------     ------
Net Asset Value, End of Year ............   $ .91     $  .85     $  .87     $  .91     $  .90
                                            =====     ======     ======     ======     ======
Total Return ............................    10.4%       4.8%       1.4%       6.4%       7.3%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $  44     $   14     $   13     $   15     $   15
Ratio of Expenses to Average Net Assets .     .50%       .50%       .50%       .50%       .50%
Ratio of Net Investment Income
  to Average Net Assets .................    5.16%      6.26%      5.75%      5.76%      5.87%
Portfolio Turnover Rate(a) ..............    6.38%     10.57%     10.28%     23.09%     12.89%


----------
(a) Portfolio turnover rate excludes all short-term securities.

Short-Term Bond Fund
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                             -----------------------------------------------
                                             2001      2000       1999       1998       1997
                                             ----      ----       ----       ----       ----
Net Asset Value, Beginning of Year ......   $ 1.01    $  .99     $ 1.03     $ 1.02     $ 1.03
                                            ------    ------     ------     ------     ------
Income From Investment Operations:
  Net Investment Income .................      .06       .09        .09        .05        .07
  Net Gains or Losses on Securities
    (realized and unrealized) ...........      .02      (.01)      (.04)       .01       (.01)
                                            ------    ------     ------     ------     ------
    Total From Investment Operations ....      .08       .08        .05        .06        .06
                                            ------    ------     ------     ------     ------
Less Dividend Distributions:
  From net investment income ............     (.06)     (.06)      (.09)      (.05)      (.07)
  From capital gains ....................       --        --         --         --         --
                                            ------    ------     ------     ------     ------
    Total Distributions .................     (.06)     (.06)      (.09)      (.05)      (.07)
                                            ------    ------     ------     ------     ------
Net Asset Value, End of Year ............   $ 1.03    $ 1.01     $  .99     $ 1.03     $ 1.02
                                            ======    ======     ======     ======     ======
Total Return ............................      7.4%      7.8%       4.2%       5.7%       6.0%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $   16    $   12     $   12     $   22     $   15
Ratio of Expenses to Average Net Assets .      .50%      .50%       .50%       .50%       .50%
Ratio of Net Investment Income
  to Average Net Assets .................     5.79%     6.10%      5.48%      5.46%      5.81%
Portfolio Turnover Rate(a) ..............    60.13%    45.01%     44.68%     91.35%     74.95%


Money Market Fund
--------------------------------------------------------------------------------


                                                          Year Ended December 31,
                                             -------------------------------------------
                                             2001      2000      1999     1998      1997
                                             ----      ----      ----     ----      ----
Net Asset Value, Beginning of Year ......   $1.20     $1.19     $1.18     $1.18     $1.19
                                            -----     -----     -----     -----     -----
Income From Investment Operations:
  Net Investment Income .................     .07       .07       .06       .06       .07
  Net Gains or Losses on Securities
    (realized and unrealized) ...........    (.01)       --        --        --        --
                                            -----     -----     -----     -----     -----
    Total From Investment Operations ....     .06       .07       .06       .06       .07
                                            -----     -----     -----     -----     -----
Less: Dividend Distributions From
  Net Investment Income .................    (.07)     (.06)     (.05)     (.06)     (.08)
                                            -----     -----     -----     -----     -----
    Total Distributions .................    (.07)     (.06)     (.05)     (.06)     (.08)
                                            -----     -----     -----     -----     -----
Net Asset Value, End of Year ............   $1.19     $1.20     $1.19     $1.18     $1.18
                                            =====     =====     =====     =====     =====
Total Return ............................     3.9%      6.2%      5.1%      5.4%      5.5%

Ratios/Supplemental Data
Net Assets, End of Year ($ millions) ....   $  94     $ 141     $  74     $  81     $  68
Ratio of Expenses to Average Net Assets .     .25%      .25%      .25%      .25%      .25%
Ratio of Net Investment Income
  to Average Net Assets .................    4.12%     6.17%     4.93%     5.26%     5.32%
Portfolio Turnover Rate(a) ..............     N/A       N/A       N/A       N/A       N/A


----------
N/A = Not Applicable
(a) Portfolio turnover rate excludes all short-term securities.

                      [This page intentionally left blank]

                               Investment Company
                               ------------------
                    Mutual of America Investment Corporation

                               Investment Adviser
                               ------------------
                Mutual of America Capital Management Corporation


                Subadviser for a portion of the All America Fund
                -------------------------------------------------
                              Oak Associates, Ltd.


                                    Custodian
                                    ---------
                              JPMorgan Chase Bank


                                     Counsel
                                     -------
                               Shearman & Sterling

MUTUAL OF AMERICA INVESTMENT CORPORATION
320 Park Avenue, New York, New York 10022

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

Semi-annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How to obtain the SAI and  Reports.  You may obtain a free copy of the SAI or of
the  Investment   Company's  most  recent  annual  and   semi-annual   financial
statements, by:

   o writing to us at 320 Park Avenue, New York, NY 10022, Attn: Investment Company, or


   o  calling 1-800-468-3785 and asking for the Investment Company.


The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

Where to direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company.


Intended Use. This prospectus is intended to be used in connection with variable annuity and variable life insurance products issued by Mutual of America Life Insurance Company, and also in connection with certain variable products issued by its former subsidiary company, The American Life Insurance Company of New York.


Investment Company Act of 1940 Act File Number 811-5084

--------------------------------------------------------------------------------


Prospectus dated May 1, 2002

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                  800-468-3785
             EQUITY INDEX FUND                         BOND FUND
             ALL AMERICA FUND                          MID-TERM BOND FUND
             MID-CAP EQUITY INDEX FUND                 SHORT-TERM BOND FUND
             AGGRESSIVE EQUITY FUND                    MONEY MARKET FUND
             COMPOSITE FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Investment Corporation Prospectus dated May 1, 2002, and you should keep it for future use. The Investment Company's audited financial statements included in its most recent annual report to shareholders are incorporated by reference and made a part of this SAI.

Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to the Mutual of America Investment Corporation at the above address or call the toll-free telephone number listed above.


                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
Investment Company's Form of Operations ..............................    2
Investment Strategies and Related Risks ..............................    2
  Additional Permitted Investments ...................................    2
  Additional Investment Strategies ...................................    5
  Additional Information about Specific Types of Securities ..........    9
  Insurance Law Restrictions .........................................   13
Fundamental Investment Restrictions ..................................   13
Non-Fundamental Investment Policies ..................................   14
Management of the Investment Company .................................   15
Investment Advisory Arrangements .....................................   17
Portfolio Transactions and Brokerage .................................   20
Purchase, Redemption and Pricing of Shares ...........................   21
Taxation of the Investment Company ...................................   23
Distribution Arrangements ............................................   23
Yield and Performance Information ....................................   23
Description of Corporate Bond Ratings ................................   27
Independent Auditors .................................................   28
Legal Matters ........................................................   28
Custodian ............................................................   28
Use of Standard & Poor's Indices .....................................   28

                     INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form
--------------------------------------------------------------------------------

Mutual of America Investment Corporation (the Investment Company) was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Investment Company is a successor to Separate Account No. 2 of Mutual of America Life Insurance Company (Mutual of America).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently nine Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short- Term Bond Fund and Money Market Fund. Prior to May 1, 1994, the All America Fund was known as the Stock Fund, had different investment objectives and did not have any subadvisers.

Offering of Shares
--------------------------------------------------------------------------------

The Investment Company offers Fund shares only to separate accounts of Mutual of America and Mutual of America's former indirect wholly-owned subsidiary, The American Life Insurance Company of New York (American Life). In this Statement of Additional Information, Mutual of America and American Life are referred to as the Insurance Companies and the separate accounts of the Insurance Companies are referred to as the Separate Accounts.

Contractholders, participants and policyowners of variable annuity contracts and variable life policies issued by the Insurance Companies allocate their contributions and premiums to funds of the Separate Accounts. Each Separate Account has nine Funds that purchase shares in the corresponding Funds of the Investment Company. The Insurance Companies are the record holders of the Investment Company Funds' shares.

Description of Shares
--------------------------------------------------------------------------------

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has nine classes of common stock, with each class representing a Fund. The Investment Company may establish additional Funds and may allocate its authorized shares either to new classes or to one or more of the existing classes.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of that Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Accrued liabilities that are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, the other Funds could be liable for the excess.

                     INVESTMENT STRATEGIES AND RELATED RISKS


The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, as noted in the prospectus, the Investment Company will not change that strategy unless it gives at least 60 days' notice to shareholders.

Additional Permitted Investments
--------------------------------------------------------------------------------

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

   o  money market instruments, and

   o  U.S. Government and U.S. Government agency obligations.

All America Fund: In addition to common stocks, the Adviser and the Subadviser who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:

   o  securities   convertible  into  common  stocks,   including  warrants  and
      convertible bonds,

   o  bonds,

   o  money market instruments,

   o  U.S. Government and U.S. Government agency obligations,

   o  foreign securities and ADRs,

   o  futures and options contracts, and

   o  preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the Indexed Assets) also may be invested in:

   o  money market instruments, and

   o  U.S. Government and U.S. Government agency obligations.


The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadviser.


Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

   o  securities   convertible  into  common  stocks,   including  warrants  and
      convertible bonds,

   o  bonds,

   o  money market instruments,

   o  U.S. Government and U.S. Government agency obligations,

   o  foreign securities and ADRs,

   o  futures and options contracts, and

   o  preferred stock.

Composite Fund: In addition to common stocks, the equity portion of the Composite Fund may be invested in:

   o  securities convertible into common stocks, including warrants,

   o  preferred stock,

   o  money market instruments,

   o  U.S. Government and U.S. Government agency obligations,

   o  foreign securities and ADRs, and

   o  futures and options contracts.

In addition to investment grade debt securities of the type described in the Prospectus, the fixed-income portion of the Composite Fund may be invested in:

   o  asset-backed securities,

   o  money market instruments,

   o  non-investment grade securities,

   o  foreign securities,

   o  options, futures contracts and options on futures contracts, and

   o  equipment trust certificates.

Bond Fund, Mid-Term Bond Fund and Short-Term Bond Fund (the "Bond Funds"): In addition to investment grade debt securities of the type described in the Prospectus, each Bond Fund may invest in:

   o  asset-backed securities,

   o  non-investment grade securities, for up to 20% of its assets,

   o  foreign securities,

   o  cash and money market instruments,

   o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

   o  preferred stock,

   o  options, futures contracts and options on futures contracts, and

   o  equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

   o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

   o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

   o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

   o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

   o  variable amount floating rate notes; and

   o  debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements--

   o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

   o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S.
government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies
--------------------------------------------------------------------------------

Lending of Securities

The Funds have the authority to lend their securities. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and "Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.


When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security's value in determining its net asset value and will segregate cash, cash equivalents or other liquid securities in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.


Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Policies" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

   o A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

   o A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

   o A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

   o An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

   o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

   o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market". At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

   o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

      o A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

      o A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

   o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

   o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

      o Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

      o As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

   o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

   o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

      o When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

      o If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

      o A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

   o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

      The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

   o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

   o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

   o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

   o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

   o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

   o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities
--------------------------------------------------------------------------------

Non-Investment Grade Securities

The Bond Funds may purchase non-investment grade debt securities. In addition, the Bond Funds and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in non-investment grade debt securities.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing

Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturities, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Funds and the fixed income portion of the Composite Fund, and the All America Fund and Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Foreign Securities and American Depository Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment policy that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

   o  changes in currency rates or currency exchange control regulations,

   o  the possibility of expropriation,

   o  the   unavailability  of  financial   information  or  the  difficulty  of
      interpreting financial information prepared under foreign accounting standards,

   o less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

   o  the impact of political, social or diplomatic developments, and

   o  the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Funds and the fixed income portion of the Composite Fund, may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-backed Securities

The Bond Funds and the fixed income portion of the Composite Fund, may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes  in  interest  rates  may  significantly   affect  the  value  of  these
securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

   o  invest more than 10% of its total assets in asset-backed securities,

   o invest in interest-only strips or principal-only strips of asset- backed securities, or

   o purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

   o if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

   o  if  the  Fund   invests   primarily  in  equity   securities,   invest  in
      mortgage-backed securities unless they are also considered to be U.S. Government Securities,

   o invest in interest-only strips or principal-only strips of mortgage-backed securities, or

   o purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

Insurance Law Restrictions
--------------------------------------------------------------------------------

Insurance laws and regulations in States where the Insurance Companies operate govern investments by Separate Accounts. If necessary in order for shares of the Investment Company's Funds to remain eligible investments for the Separate Accounts, a Fund may from time to time limit the amount of its investments in certain types of securities, such as foreign securities and debt or equity securities of certain issuers.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2. purchase physical commodities or contracts involving physical commodities;

3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4. based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund;

5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6. invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry;

7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's borrowing to 331/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days; or

9. lend assets to other persons (with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's lending to 33 1/3% of its total assets, or pursuant to any exemptive relief granted by the SEC.

                      NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives and permitted investments. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.  lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11. invest more than 5% of its total assets in equipment trust certificates;

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15. invest more than 5% of its assets in warrants; or

16. invest more than 10% of its assets in preferred stock.

                      MANAGEMENT OF THE INVESTMENT COMPANY


Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of six individuals, four of whom are not "interested persons" of the Investment Company as defined in the 1940 Act ("Independent Directors"). The Directors are responsible for the overall supervision of the Investment Company's operations and perform the various duties imposed on the directors of investment companies by the 1940 Act and the laws of Maryland. The Directors elect officers of the Investment Company. The address of each Director and officer is c/o the Investment Company, 320 Park Avenue, New York, New York 10022.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders. called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

The Independent Directors and Mr. Altstadt do not serve as directors of any other investment companies advised by or affiliated with the Adviser. Ms. Morrissey is a director of Mutual of America Institutional Funds, Inc., which also receives investment advice from the Adviser. Accordingly, the Independent Directors and Mr. Altstadt oversee nine portfolios in the same fund complex, and Ms. Morrissey oversees fifteen portfolios in the same fund complex.

Independent Directors
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                              Length of         Principal Occupation(s)              Other Directorships
Name and Age                  Time Served         in Past Five Years                   Held by Director
-----------------------------------------------------------------------------------------------------------------
Peter J. Flanagan             since 1992      Consultant and President            none
age 71                                        Emeritus, Life Insurance
                                              Council of New York, since
                                              1998; prior thereto, President
-----------------------------------------------------------------------------------------------------------------
Robert J. McGuire             since 2/00      Attorney and Consultant,            Emigrant Savings Bank; GAM
age 65                                        Morvillo, Abramowitz, Grand,        Funds, Inc.; Brazilian Equity
                                              Iason & Silberberg, P.C. (law       Fund (special litigation
                                              firm), since January 1998;          committee); Police Athletic
                                              President, Police Athletic          League; Volunteers of Legal
                                              League; President, Kroll            Service; Office of the
                                              Associates (investigation and       Appellate Defender; Trump
                                              consulting) until 1997              Hotels & Casino Resorts;
                                                                                  Trustee of Iona College
-----------------------------------------------------------------------------------------------------------------
George Mertz                  since 1989      Retired, since September 1994       none
age 73
-----------------------------------------------------------------------------------------------------------------
Howard J. Nolan               since 1989      President & CEO, United Way of      none
age 65                                        San Antonio & Bexar County

Interested Directors
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                              Length of         Principal Occupation(s)              Other Directorships
Name, Position and Age        Time Served         in Past Five Years                   Held by Director
-----------------------------------------------------------------------------------------------------------------
Manfred Altstadt              since 1992      Senior Executive Vice               Mutual of America; Mutual of
Senior Executive Vice                         President and Chief Financial       America Securities
President, Chief Financial                    Officer, Mutual of America,         Corporation; Mutual of America
Officer and Treasurer,                        Mutual of America Capital           Holding Company, Inc.; Fund
age 52                                        Management Corporation and          Director and Treasurer,
                                              Mutual of America Holding           Calvary Hospital; Director and
                                              Company, Inc.; Senior               Treasurer, Orange County
                                              Executive Vice President and        Community College Educational
                                              Treasurer, Mutual of America        Foundation
                                              Institutional Funds, Inc.
-----------------------------------------------------------------------------------------------------------------
Dolores J. Morrissey          since 1989      Chairman & CEO, Mutual of           Mutual of America
President and Chairman,                       America Securities                  Institutional Funds, Inc.;
age 73                                        Corporation, since March 2001,      Mutual of America Securities
                                              and prior thereto, President &      Corporation; Yorkville Common
                                              CEO; President, Mutual of           Pantry; Director and
                                              America Institutional Funds,        Treasurer, Yorkville
                                              Inc.                                Christian-Jewish Council
-----------------------------------------------------------------------------------------------------------------

Ms. Morrissey is considered an "interested person" of the Investment Company because of her position with the Securities Corporation, an affiliate of the Investment Company's Adviser. Mr. Altstadt is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                               Length of        Principal Occupation(s)                 Directorships
Name, Position and Age        Time Served         in Past Five Years                   Held by Officer
-----------------------------------------------------------------------------------------------------------------
Patrick J. Burns              since 1986      Senior Executive Vice               Mutual of America; Mutual of
Senior Executive Vice                         President and General Counsel,      America Securities
President and General                         Mutual of America, Mutual of        Corporation; Mutual of America
Counsel,                                      America Capital Management          Holding Company, Inc.; Irish
age 55                                        Corporation, Mutual of America      American Legal and Education
                                              Securities Corporation, Mutual      Research Foundation
                                              of America Holding Company,
                                              Inc. and Mutual of America
                                              Institutional Funds, Inc.
-----------------------------------------------------------------------------------------------------------------
John R. Greed                 since 9/97      Executive Vice President and        none
Executive Vice President,                     Treasurer, Mutual of America,
Controller and Chief                          Mutual of America Capital
Accounting Officer,                           Management Corporation and
age 42                                        Mutual of America Holding
                                              Company, Inc.; Executive Vice
                                              President and Chief Financial
                                              Officer, Mutual of America
                                              Institutional Funds, Inc.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                               Length of        Principal Occupation(s)                 Directorships
Name, Position and Age        Time Served         in Past Five Years                   Held by Officer
-----------------------------------------------------------------------------------------------------------------
Stanley M. Lenkowicz          since 2/96      Senior Vice President and         Mutual of America Securities
Senior Vice President and                     Deputy General Counsel, Mutual    Corporation
Secretary,                                    of America; Senior Vice
age 59                                        President and Secretary,
                                              Mutual of America Capital
                                              Management Corporation, Mutual
                                              of America Securities
                                              Corporation, Mutual of America
                                              Institutional Funds, Inc. and
                                              Mutual of America Holding
                                              Company, Inc.
-----------------------------------------------------------------------------------------------------------------


The officers and directors of the Investment Company own none of its outstanding shares. The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have.


Officers and Directors who are participants under group or individual variable accumulation annuity contracts issued by Mutual of America Life or American Life may allocate portions of their account balances to one or more of the Investment Company's Funds. Mr. Mertz, the Investment Company's officers and its interested director at December 31, 2001 each had $100,000 or more in accounts under such contracts. Mutual of America Life, through its Separate Accounts, owns 99.9% of the shares of the Funds.

Set forth below is a table showing compensation paid to the Independent Directors during 2001.

                                      Aggregate            Pension or                           Total Compensation from
                                  Compensation from   Retirement Benefits       Estimated       Investment Company and
                                      Investment       Accrued as Part of        Benefits           Other Investment
Name of Director                     Company(1)          Fund Expenses       Upon Retirement    Companies in Complex(2)
----------------                  -----------------   -------------------    ---------------    -----------------------
Peter J. Flanagan                      $23,854                None                 None                 $23,854
Robert J. McGuire                      $23,854                None                 None                 $23,854
George J. Mertz                        $23,143                None                 None                 $23,143
Howard J. Nolan                        $21,094                None                 None                 $21,094

----------
(1) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $16,000 and a fee of $1,500 for each Board or Committee meeting they attend. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

(2) Directors who are not interested persons of the Investment Company do not serve on the Board of any other investment company in the same complex as the Investment Company.

                        INVESTMENT ADVISORY ARRANGEMENTS


Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

Capital Management has served as Adviser since November 1993, when it assumed investment management obligations for the Investment Company from Mutual of America Life. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc. and the General Account of Mutual of America Life.

The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

Under  the  Investment  Advisory  Agreement,   the  Adviser  agrees  to  provide
investment management services to the Investment Company. These services include:

   o  performing   investment   research  and  evaluating   pertinent  economic,
      statistical  and  financial  data;

   o  consultation  with  the  Investment   Company's  Board  of  Directors  and
      furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

   o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

   o  management of investments;

   o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

   o  maintaining all required records;

   o  making arrangements for the safekeeping of assets; and

   o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services.


The Board of Directors of the Investment Company at a meeting held on February 21, 2002, reapproved the Investment Advisory Agreement with the Adviser, and the advisory fees payable thereunder, for an additional year. As part of its deliberations, the Board reviewed written information provided to it from a number of sources and took into consideration the following factors: the overall scope and quality of the services provided to the Funds by the Adviser, including advisory and management services and personnel available to provide services and the fact that the Adviser pays all of the Funds' operating expenses (other than transaction costs); the total expense ratios of the Funds compared to the expense ratios of funds that are managed by other advisers and which have similar investment objectives; the advisory fees payable to the Adviser by the Funds compared to the advisory fees payable by funds that are managed by other advisers and which have similar investment objectives; the extent to which economies of scale are applicable; the profitability of the Adviser, based on its total expenses for providing advisory services to the Funds and the portfolios of Mutual of America Institutional Funds, Inc. compared to advisory fees and any other compensation directly or indirectly received for such services; and the fact that the Board of Directors of Mutual of America Life
Insurance Company, the Adviser's parent corporation, has determined that the aggregate fees and charges imposed under the variable products that utilize the Funds are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by Mutual of America, after taking into consideration the advisory fees paid to the Adviser as an affiliated corporation. The Board also considered the Adviser's access to research services from brokers to which the Adviser allocates the Investment Company's brokerage and the fact that the Adviser engages in no other transactions relating to the Funds that might be construed as "soft dollar" arrangements. Based on the information reviewed and following discussion, the Board concluded that it was satisfied with the nature and quality of the advisory and other services provided to the Investment Company by the Adviser. The Board also found for each of the Funds that the advisory fee provided for in the investment management agreement is reasonable in relation to the services provided.


Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

  Equity Index and Mid-Cap Equity Index Funds -- .125%
  All America, Composite, Bond, Mid-Term Bond and Short-Term Bond Funds -- .50% Aggressive Equity Fund -- .85%
  Money Market Fund -- .25%

               Investment Advisory Fees Paid by Funds to Adviser
                              For Past Three Years


-----------------------------------------------------------------------------
          Fund                  2001             2000             1999
-----------------------------------------------------------------------------
      Equity Index          $   562,636      $   685,229      $   635,398
-----------------------------------------------------------------------------
       All America          $ 3,201,792      $ 4,309,484      $ 3,926,185
-----------------------------------------------------------------------------
  Mid-Cap Equity Index*     $   125,132      $    68,636      $    18,878
-----------------------------------------------------------------------------
    Aggressive Equity       $ 2,334,673      $ 2,657,452      $ 1,732,320
-----------------------------------------------------------------------------
        Composite           $ 1,493,339      $ 1,750,607      $ 1,705,660
-----------------------------------------------------------------------------
          Bond              $ 2,423,622      $ 2,508,316      $ 2,304,779
-----------------------------------------------------------------------------
      Mid-Term Bond         $   139,869      $    65,962      $    68,963
-----------------------------------------------------------------------------
     Short-Term Bond        $    73,606      $    58,120      $    84,855
-----------------------------------------------------------------------------
      Money Market          $   298,426      $   255,673      $   171,989
-----------------------------------------------------------------------------
       Total Fees           $10,653,095      $12,359,479      $10,649,027
-----------------------------------------------------------------------------


----------
* The Mid-Cap Equity Index Fund began operations on May 3, 1999.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

   o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

   o  directors' fees and expenses,

   o  fees and expenses of its independent certified public accountants fees,

   o  fees and expenses of its legal counsel,

   o the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

   o the cost of preparation and filing registration statements and amendments thereto,

   o  bank transaction charges and custodian's fees,

   o  any proxy solicitors' fees and expenses,

   o  SEC filing fees,

   o  any federal, state or local income or other taxes,

   o any membership or licensing fees of the Investment Company Institute and similar organizations,

   o  fidelity bond and directors' liability insurance premiums, and

   o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursement by the Adviser. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser may discontinue or modify its policy of paying expenses of the Funds at any time.


Subadviser for a Portion of the All America Fund. For approximately 10% of the assets of the All America Fund (the Active Assets), the Adviser has entered into a Subadvisory Agreement with the Subadviser. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Subadviser provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory

Agreement. The Subadviser is subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadviser for advisory services it provides to the All America Fund at an annual rate of ..30% of the net assets under management, calculated as a daily charge.

                       Fees Paid by Adviser to Subadvisers
                              For Past Three Years

--------------------------------------------------------------------------------
              Subadviser                        2001        2000        1999
--------------------------------------------------------------------------------
          Oak Associates, Ltd.                $171,891    $274,908    $218,939
--------------------------------------------------------------------------------
      Fred Alger Management, Inc.*            $290,694    $391,389    $373,527
--------------------------------------------------------------------------------
Palley-Needelman Asset Management, Inc.**        --       $ 67,669    $250,788
--------------------------------------------------------------------------------
                  Total                       $462,585    $733,966    $843,254
--------------------------------------------------------------------------------

----------
 * A Subadviser until October 1, 2001.

** A Subadviser until February 1, 2000.

Codes of Ethics. The Investment Company, the Adviser, the Subadviser and Mutual of America have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes (generally, persons with access to information about the investment programs of the Funds) may not purchase securities in which the Investment Company's Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur not within certain black-out periods imposed under the codes.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers
--------------------------------------------------------------------------------


The Adviser and the Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

   o The Adviser and Subadviser select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.


   o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

   o When purchasing or selling securities trading on the over-the- counter market, the Adviser and Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.


   o The Adviser and Subadviser may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

   o No transactions may be effected by a Fund with an affiliate of the Adviser or the Sub-Adviser acting as principal for its own account.


Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.


The Adviser and Subadviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser and Subadviser each use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts.

Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser or Subadviser in providing investment advice to the Investment Company. To the extent that the Adviser or Subadviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser and Subadviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser or Subadviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $4,038,529 in 2001, $3,440,261 in 2000 and $1,769,987 in 1999.


Commissions to Affiliated Brokers
--------------------------------------------------------------------------------


During the past three years, the Investment Company has paid brokerage commissions to Fred Alger & Co. (Fred Alger), an affiliate of Fred Alger Management, Inc., as follows:


      Year of              Commissions         % of Total       % of Aggregate Dollars
  Payment/Broker              Paid          Commissions Paid        of Transactions
-----------------------------------------------------------------------------------------

 2001-- Fred Alger         $113,631                2.8%                  2.8%
-----------------------------------------------------------------------------------------
 2000-- Fred Alger         $157,804             10.4.6%                  4.3%
-----------------------------------------------------------------------------------------
 1999-- Fred Alger         $129,800                7.3%                  6.0%
-----------------------------------------------------------------------------------------

The purchases and sales placed through Fred Alger related primarily to smaller capitalization stocks, for which execution may be more difficult.


Portfolio Turnover
--------------------------------------------------------------------------------


The Adviser and the Subadviser do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.


The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.


The Aggressive Equity Fund's portfolio turnover rate was 221% in 2001 compared to 162% in 2000 and the Composite Fund's portfolio turnover rate was 248% in 2001 compared to 161% in 2000. The higher turnover rate in 2001 for each Fund was due primarily to increased trading in the equity growth portion of the Fund based on changes in sector weightings in response to shifting market conditions.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value
--------------------------------------------------------------------------------

A Separate Account purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

   o  the sum of the value of the securities the Fund holds,

   o plus any cash or other assets, including interest and dividends accrued, and

   o  minus all liabilities, including accrued expenses.

Net asset value is determined once daily immediately after the declaration of dividends, if any, as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Standard Time) on each day the Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day. The
Investment Company determines the net asset value for a Valuation Period by multiplying a Fund's net asset value per share as of the preceding Valuation Period by that Fund's Change Factor (described below) for the current Valuation Period.

The Change Factor for a Fund for any Valuation Period is determined as:

    (a) the ratio of (i) the net asset value of the Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund for that Valuation Period, to (ii) the net asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

    (b) 1.00000 plus the component of the annual rate of the Adviser's fee against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

Pricing of Securities Held by the Funds
--------------------------------------------------------------------------------

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

    o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

    o   For any  equity  security  not traded on an  exchange  but traded in the
        over-the-counter   market,  the  value  will  be  the  last  sale  price
        available, or if no sale, at the latest available bid price.

    o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

    o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

    o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

    o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

    o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

    o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

    o If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

    o If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

    o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income
--------------------------------------------------------------------------------

The Investment Company has in the past elected the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code, and it intends to continue to qualify under Subchapter M. The Investment Company will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Income Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

Funds of the Investment Company declare dividend and other distributions at least annually. The dividends and distributions are 100% reinvested in additional full and fractional shares of the Fund to which they relate, both for net investment income and net realized short- or long-term capital gains. For each Fund, the Investment Company intends to distribute all net realized long- or short-term capital gains, if any, and net investment income to the shareholders of the Fund.

The tax treatment of the Insurance Companies and the Separate Accounts and the tax implications of an investment in any Contract are described in the prospectus or brochure for the Contract.

                            DISTRIBUTION ARRANGEMENTS

The Investment Company sells shares of its Funds on a continuous basis, and it sells only to the Separate Accounts of the Insurance Companies. The shares are sold at their respective net asset values, without the imposition of a sales charge. The Investment Company has entered into a Distribution Agreement with Mutual of America, as principal underwriter, for the distribution of the Funds' shares. Mutual of America is a registered broker-dealer with the National Association of Securities Dealers, Inc.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.


The following is an example of the calculation of the Money Market Fund's yield of 1.7% for the seven-day period ended December 26, 2001 (excluding Christmas
Day). Yields may fluctuate substantially from the example shown.

    1.  Value for December 18, 2001

    2. Value for December 26, 2001 (exclusive of capital changes and any non-investment income)


    3.  Net change equals Line 1 subtracted from Line 2

    4.  Base period return equals Line 3 divided by Line 1

    5.  Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

              Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

         T = (ERV/P)1/n -1
Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Yield of the Bond Funds. Yield of the shares of the Bond Funds will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Any statements of a Fund's performance will also disclose the performance of the respective separate account issuing the Contracts.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

Comparative Indices for the Funds
--------------------------------------------------------------------------------

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's 500 Composite Index (the S&P 500 Index).


The S&P 500(R) Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P MidCap 400 Index).


The S&P MidCap 400(R) Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).


Aggressive Equity Fund: Performance is compared to the Russell 2000 Index.


The Russell 2000(R) Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly. Generally, average market capitalization of companies in the Index is below $1 billion.

Composite Fund: Performance is compared to the S&P 500 Index, the Lehman Government/Corporate Index and the 90-day Treasury bill rate. (See "Equity Index Fund and All America Fund" above and "Bond Fund" below).

These three indices represent the three asset allocation categories in which the Composite Fund invests.


Bond Fund: Performance is compared to the Lehman Brothers Aggregate Bond Index (the Lehman Aggregate Index).

The Lehman Aggregate Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.


Short-Term  Bond  Fund:   Performance  is  compared  to  the  Salomon   Brothers
Government/Corporate 1-3 Year Bond Index.

Mid-Term   Bond  Fund:   Performance   is  compared  to  the  Salomon   Brothers
Government/Corporate 3-7 Year Bond Index.

The Salomon Brothers Government/Corporate 1-3 Year Bond Index and 3-7 Year Bond Index are comprised of the portion of the Salomon Brothers Broad Investment-Grade Bond Index (BIG Index) with the maturity indicated. The BIG Index includes Treasury, Agency, mortgage and corporate securities. It is market- capitalization weighted and includes all fixed-rate bonds with a maturity of one year or longer

                     DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody'sapplies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA -- Debt rated AAA has the  highest  rating  assigned  by  Standard & Poor's.
       Capacity to pay interest and repay principal is very strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly B speculative with respect to the issuer's capacity to pay interest and CCC repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such

CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              INDEPENDENT AUDITORS


The financial statements included in the Investment Company's Annual Report to Shareholders for the year ended December 31, 2001 that are incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and are incorporated herein in reliance upon the authority of said firm as experts in giving audit reports.


                                  LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                                    CUSTODIAN

The Custodian of the securities and other assets held by the Investment Company's Funds is JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019.


                        USE OF STANDARD & POOR'S INDICES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund (together, the Indexed Portfolios) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Indexed Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Indexed Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Indexed Portfolios. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed
Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index or the S&P MidCap 400 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Indexed Portfolios, owners of the Indexed Portfolios, or any other person or entity from the use of the S&P 500 index, the S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, the S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

     1(a) Articles of Incorporation of Mutual of America Investment Corporation (the "Investment Company") (1)

     1(b)         Articles of Amendment, dated September 22, 1986 (4)

     1(c)         Articles Supplementary, dated July 25, 1988 (4)

     1(d)         Articles Supplementary, dated February 16, 1993 (4)

     1(e)         Articles Supplementary, dated October 4, 1993 (4)

     1(f)         Articles Supplementary, dated April 5, 1994 (4)

     1(g)         Articles Supplementary, dated April 13, 1995 (4)

     1(h)         Articles Supplementary, dated September 16, 1997 (4)

     1(i)         Articles Supplementary, dated April 6, 1999 (3)

     2(a)         By-Laws of the Investment Company (4)

     2(b)         Revision to Article II,  Section 2.2 and Article III,  Section
                  3.4 of the By-Laws (4)

     2(c)         Revision to Article III, Section 3.8 of the By-Laws(4)

     4(a) Investment Advisory Agreement, between the Investment Company and Mutual of America Life Insurance Company ("Mutual of America"), as investment adviser (4)

     4(b) Assumption Agreement, between Mutual of America and Mutual of America Capital Management Corporation (the "Adviser"), as investment adviser (4)

     4(c) Supplement AA to Investment Advisory Agreement, between the Investment Company and the Adviser (4)

     4(d) Supplement AE to Investment Advisory Agreement, between the Investment Company and the Adviser (4)

     4(e) Supplement dated May 1, 1999 to Investment Advisory Agreement, between the Investment Company and the Adviser (2)

     4(f) Subadvisory Agreement, between the Adviser and Fred Alger Management, Inc. (4)

     4(g)         Subadvisory Agreement,  between the Adviser and Oak Associates
                  (4)

     4(h)         Subadvisory    Agreement,     between    the    Adviser    and
                  Palley-Needelman Asset Management, Inc. (4)

     5 Distribution Agreement, between the Investment Company and Mutual of America, as Distributor (1)

     7 Custody Agreement, between the Investment Company and the Chase Manhattan Bank (4)

     9(a) Consent and Opinion of General Counsel for Equity Index, All America, Agressive Equity, Composite, Bond, Mid-Term Bond, Short- Term Bond and Money Market Funds, as restated (4)

     9(b) Consent and Opinion of General Counsel for Mid-Cap Equity Index Fund shares (3)


     10(a)        Consent of Accountants


     10(c)(i) Powers of Attorney of Ms. Morrissey and Messrs. Altstadt, Flanagan, Mertz and Nolan (4)

     10(c)(ii)    Power of Attorney of Robert J. McGuire (5)


     10(c)(iii)   Power of Attorney of John R. Greed

     16(a)        Code of Ethics of Mutual of America Investment Corporation(6)

     16(b)        Code  of  Ethics  of  Mutual  of  America  Capital  Management
                  Corporation(6)

     16(d)        Code of Ethics of Oak Associates, Ltd.(6)

     16(e)        Code of Ethics of Mutual of America Life Insurance Company(6)


----------

(1) Included in Post-Effective Amendment No. 11 filed with the Commission on April 28, 1995

(2) Included in Post-Effective Amendment No. 15 filed with the Commission on February 12, 1999

(3) Included in Post-Effective Amendment No. 16 filed with the Commission on April 15, 1999

(4) Included in Post-Effective Amendment No. 17 filed with the Commission on June 4, 1999

(5) Included in Post-Effective Amendment No. 18 filed with the Commission on March 2, 2000


(6) Included in Post-Effective Amendment No. 20 filed with the Commission on April 19, 2001

Item 24. Persons Controlled By or Under Common Control with Registrant

    The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America Life except by virtue of a persons capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life directly or indirectly owns the following companies:

    Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

        o   Mutual of America, a Delaware corporation, and

        o   Mutual of America Foundation, a New York not-for-profit corporation.

    Mutual of America Holding Company, Inc. wholly owns

        o Mutual of America Securities Corporation, a Delaware corporation, and

        o Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

    Mutual of America Life Insurance Company, through its separate accounts, owns substantially all of Registrant's shares.

    Mutual of America Life Insurance Company currently owns a majority of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 25. Indemnification

    Articles of Incorporation of the Investment Company. The Articles of Incorporation of the Investment Company provide in substance that no director or officer of the Investment Company shall be liable to the Investment Company or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

    By-Laws of the Fund. The By-Laws of the Investment Company provide for the indemnification of present and former officers and directors of the Investment Company against liability by reason of service to the Investment Company, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Investment Company may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer of director provides a security for his or her undertaking, the Investment Company is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

    Insurance. Coverage for officers and director of the Adviser, Distributor and the Investment Company is provided under an Investment Management insurance policy issued by American International Specialty Lines Insurance Company, with excess coverage by Chubb custom Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the policy per year is $10 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

    By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Investment Company's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Investment Company to the extent set forth in the By-Laws.

    By-Laws of the Distributor. The By-laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Investment Company to the extent set forth in the By-Laws.

    Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

      Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser to the Investment Company, and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each Director and officer of the Adviser is set forth below.

                                        Positions                   Principal Occupation
Name                                   With Adviser                 During Past Two Years
-----                             ---------------------             --------------------
Thomas J. Moran ...............   Director, Chairman of       President, Chief Executive
320 Park Avenue                     the Board                 Officer and Director of Mutual of
NY, NY 10022                                                  America Life

F. Harlan Batrus ..............   Director Partner,           Lazard Freres & Co.
30 Rockefeller Plaza
NY, NY 10020

Theresa A. Bischoff ...........   Director                    President, NYU Hospitals Center
500 First Avenue
NY, NY 10016


Robert X. Chandler ............   Director                    Retired; formerly Director, Development
c/o 320 Park Avenue                                           Office, Archdiocese of Boston
NY, NY 10022


Nathaniel A. Davis ............   Director                    Vice President, Network
17680 Old Meadow Rd                                           Engineering Operations, Nextel
McLean, VA 22102                                              Communications

Anthony F. Earley .............   Director                    Chairman, President and Chief
Detroit Edison Company                                        Operating Officer, Detroit Edison Co.
2000 Second Avenue
Room 2407 WCB
Detroit, MI 48226

                                        Positions                   Principal Occupation
Name                                   With Adviser                 During Past Two Years
-----                             ---------------------             --------------------
William T. Knowles ............   Director                    Consultant
Orr's Island, ME 04066

James E. Quinn ................   Director                    Vice Chairman, Tiffany & Co.
757 Fifth Avenue
NY, NY 10022


Alfred E. Smith, IV ...........   Director                    Managing Director, Wagner Stott Bear
40 Wall Street                                                  Specialists LLC
NY, NY 10005


Richard J. Ciecka .............   President, Chief            President and Chief Executive
320 Park Avenue                     Executive Officer         Officer of the Adviser
NY, NY 10022                        and Director

Manfred Altstadt ..............   Senior Executive Vice       Senior Executive Vice President
320 Park Avenue                     President and Chief       and Chief Financial Officer of Mutual
NY, NY 10022                        Financial Officer         of America Life

Patrick A. Burns ..............   Senior Executive Vice       Senior Executive Vice President
320 Park Avenue                     President and General     and General Counsel of Mutual of
NY, NY 10022                        Counsel                   America Life

Amir Lear .....................   Executive Vice President    Senior Vice President, Mutual of
320 Park Avenue                     and Assistant to the      America Life
NY, NY 10022                        President and Chief
                                    Executive Officer

Andrew L. Heiskell ............   Executive Vice President    Executive Vice President of the
320 Park Avenue                                               Adviser
NY, NY 10022

Thomas J. Larsen ..............   Executive Vice President    Executive Vice President of the
320 Park Avenue                                               Adviser
NY, NY 10022

Joseph Brunken ................   Senior Vice President       Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Mary E. Canning ...............   Senior Vice President       Senior Vice President of the
320 Park Avenue                                               Adviser
NY, NY 10022

Susan J. Ferber ...............   Senior Vice President       Senior Vice President of the
320 Park Avenue                                               Adviser
NY, NY 10022

David W. Johnson ..............   Senior Vice President       Senior Vice President of the
320 Park Avenue                                               Adviser since July 2000; prior
NY, NY 10022                                                  thereto, Director, Fixed Income, ABN
                                                              AMRO Inc.

Stanley M. Lenkowicz ..........   Senior Vice President,      Senior Vice President and Deputy
320 Park Avenue                     Deputy General            General Counsel, Mutual of
NY, NY 10022                        Counsel and Secretary     America Life


Nancy McAvey ..................   Senior Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Beth A. Ripston ...............   Senior Vice President       Senior Vice President of the
320 Park Avenue                                               Adviser since July 2000; prior
NY, NY 10022                                                  thereto, Director, Investment
                                                              Consulting Group, KPMG LLP


                                        Positions                   Principal Occupation
Name                                   With Adviser                 During Past Two Years
-----                             ---------------------             --------------------
Paul Travers ..................   Senior Vice President       Senior Vice President of the
320 Park Avenue                                               Adviser
NY, NY 10022

Gary P. Wetterau ..............   Senior Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Susan E. Greenleaf ............   Vice President              Vice President of the Adviser
320 Park Avenue                                               since February 2001, prior thereto,
NY, NY 10022                                                  Equity Research Analyst,
                                                              HCFP/Brenner Securities Inc.


Thomas P. Kelly ...............   Vice President              Vice President of Mutual of
320 Park Avenue                                               American Life
NY, NY 10022


Wayne M. Simon ................   Vice President              Vice President of the Adviser
320 Park Avenue                                               since October 2000, prior thereto,
NY, NY 10022                                                  Assistant Director of Research,
                                                              Brown Brothers Harriman & Company


    Oak Associates, Ltd. ("Oak Associates") is a subadviser for a portion of the Active Assets of the All America Fund. Oak Associates is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of Oak Associates are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.

    Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.


Item 27. Principal Underwriters

    (a) Mutual of America Life Insurance Company, the principal underwriter of the Registrant, acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and Mutual of America Separate Account No. 3, and as principal underwriter of The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York.

    (b) The name, business address and position of each senior officer and director of Mutual of America are as follows:

      Name and Principal                       Positions and Offices
       Business Address                     with Principal Underwriter
      ------------------                     -------------------------

Directors

Clifford L. Alexander, Jr. ..............    Director
Washington, D.C.

Richard M. Cummins ......................    Director
New York, New York

Roselyn P. Epps, M.D ....................    Director
Bethesda, Maryland

Earle H. Harbison, Jr ...................    Director
St. Louis, Missouri

Frances R. Hesselbein ...................    Director
New York, New York

William Kahn ............................    Director
St. Louis, Missouri

LaSalle D. Leffall, Jr., M.D ............    Director
Washington, D.C.


Connie Mack, III ........................    Director
Washington D.C.

      Name and Principal                      Positions and Offices
       Business Address                     with Principal Underwriter
      ------------------                    ---------------------------
Fioravante G. Perrotta ..................    Director
New York, New York

General Dennis J. Reimer ................    Director
Oklahoma City, Oklahoma

Francis H. Schott .......................    Director
New York, New York

O. Stanley Smith, Jr ....................    Director
Columbia, South Carolina

Sheila M. Smythe ........................    Director
Valhalla, New York

Elie Wiesel .............................    Director
New York, New York

Officers-Directors

William J. Flynn ........................    Chairman of the Board

Thomas J. Moran .........................    President and Chief Executive
                                             Officer

Manfred Altstadt ........................    Senior Executive Vice President and
                                             Chief Financial Officer

Patrick A. Burns ........................    Senior Executive Vice President and
                                             General Counsel

Salvatore R. Curiale ....................    Senior Executive Vice President,
                                             Technical Operations

Other Officers

Diane Aramony ...........................    Executive Vice President, Corporate
                                             Secretary and Assistant to the
                                             Chairman

Meyer Baruch ............................    Senior Vice President, State
                                             Compliance and Government
                                             Regulations

Deborah Swinford Becker .................    Senior Vice President and Associate
                                             General Counsel

Nicholas Branchina ......................    Senior Vice President and Associate
                                             Treasurer

William Breneisen .......................    Executive Vice President, Office of
                                             Technology

Jeremy J. Brown .........................    Executive Vice President and Chief
                                             Actuary

Allen J. Bruckheimer ....................    Senior Vice President and Associate
                                             Treasurer

Patrick Burke ...........................    Senior Vice President, Special
                                             Markets

Sean Carroll ............................    Senior Vice President, Facilities
                                             Management

William Conway ..........................    Executive Vice President, Marketing
                                             and Corporate Communications

Paul J. Costagliola .....................    Senior Vice President, Compliance


Carson J. Dunbar, Jr. ...................    Senior Vice President, Corporate
                                             Services, since February 2002;
                                             prior thereto, Superintendent of
                                             the New Jersey State Police


James Flynn .............................    Senior Vice President, Marketing

Michael Gallagher .......................    Senior Vice President, Direct
Boca Raton, FL                               Response and Technical
                                             Communications

Harold J. Gannon ........................    Senior Vice President, Corporate
                                             Tax

Gordon Gaspard ..........................    Senior Vice President,
                                             Marketing/National Accounts

Robert Giaquinto ........................    Senior Vice President, MIS
Boca Raton, Fl                               Operations


Thomas E. Gilliam .......................    Executive Vice President and
                                             Assistant to the President and
                                             Chief Executive Officer

John R. Greed ...........................    Executive Vice President and
                                             Treasurer

      Name and Principal                      Positions and Offices
       Business Address                     with Principal Underwriter
      ------------------                    ---------------------------
Jared Gutman ............................    Senior Vice President, Technical
                                             Services

Thomas A. Harwood .......................    Senior Vice President, Corporate
                                             Communications

Sandra Hersko ...........................    Senior Vice President, Technical
                                             Administration

Edward J.T. Kenney ......................    Senior Vice President and Assistant
                                             to the President and Chief
                                             Executive Officer

Gregory A. Kleva, Jr ....................    Executive Vice President and Deputy
                                             General Counsel

Robert Kordecki .........................    Senior Vice President, Billing and
                                             Regulatory Services/Group Life and
                                             Disability Claims

Stanley M. Lenkowicz ....................    Senior Vice President and Deputy
                                             General Counsel

Daniel LeSaffre .........................    Senior Vice President, Human
                                             Resources and Training

Robert W. Maull .........................    Senior Vice President and Corporate
                                             Actuary

George L. Medlin ........................    Executive Vice President, Internal
                                             Audit


Christopher Miseo .......................    Senior Vice President, Accounting
                                             and Financial Reporting, since
                                             March 2002, prior thereto,
                                             Vice President


Lynn M. Nadler ..........................    Senior Vice President, Training --
Boca Raton, FL                               Boca Raton

Roger F. Napoleon .......................    Senior Vice President and Associate
                                             General Counsel

Peter Nicklin ...........................    Senior Vice President, MIS Business
                                             Applications

James Peterson ..........................    Senior Vice President, Training --
                                             New York and Leadership Development

William Rose ............................    Senior Vice President, Field
                                             Operations

Dennis J. Routledge .....................    Senior Vice President,
                                             LAN/Telecommunications

Robert W. Ruane .........................    Senior Vice President, Corporate
                                             Communications and Direct Response

William G. Shannon ......................    Senior Vice President, Individual
                                             Financial Planning

Walter W. Siegel ........................    Senior Vice President and Actuary

Joan M. Squires .........................    Executive Vice President, Office of
                                             Technology

Anne M. Stanard .........................    Senior Vice President, Human
                                             Resources

John Terwilliger ........................    Senior Vice President, Facilities
Boca Raton, FL                               Management

Eldon Wonacott ..........................    Senior Vice President, Field
                                             Administration


    The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 22nd day of April, 2002.


                                      MUTUAL OF AMERICA INVESTMENT CORPORATION

                                      By: /s/ DOLORES J. MORRISSEY
                                          --------------------------------
                                                 Dolores J. Morrissey
                                          President and Chief Executive Officer


    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
post-effective amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 2002.


                Signatures                               Title
                ----------                               -----

         /s/ DOLORES J. MORRISSEY              Director; President and
     -------------------------------             Chief Executive Officer
           Dolores J. Morrissey                  (Principal Executive Officer)


           /s/ MANFRED ALTSTADT                Director; Senior Executive
     -------------------------------             Vice President and Chief
              Manfred Altstadt                   Financial Officer (Principal
                                                 Financial Officer)


                     *                         Executive Vice President,
     -------------------------------             Controller and Chief Accounting
               John R. Greed                     Officer (Principal Accounting
                                                 Officer)


                     *                         Director
     -------------------------------
            Peter J. Flanagan

                     *                         Director
     -------------------------------
             Robert J. McGuire

                     *                         Director
     -------------------------------
              George J. Mertz

                     *                         Director
     -------------------------------
              Howard J. Nolan

By:      /s/ MANFRED ALTSTADT
     -------------------------------
          (Attorney-in-fact)

                                 EXHIBIT INDEX


  Exhibit
  Number                                                          Page
---------                                                         ----
99.10(a)       Consent of Accountants .........................
99.10(c)(iii)  Power of Attorney of John R. Greed .............